Exhibit 12.2

CERTIFICATION PURSUANT TO SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Yakov Cohen, certify that:

1. I have reviewed this annual report on Form 20-F of Israel Bank of Agriculture Ltd.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Bank as of, and for, the periods presented in this report;

4. The Bank's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Bank and have:

      a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Bank, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b. Evaluated the effectiveness of the Bank's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c. Disclosed in this report any change in the Bank's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonably likely to materially affect, the Bank's internal control over financial reporting; and

5. The Bank's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Bank's auditors and the audit committee of Bank's board of directors (or persons performing the equivalent function):

      a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Bank's ability to record, process, summarize and report financial information; and

      b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the Bank's internal control over financial reporting.

Date: July 8, 2004

                                                        /s/ Yakov Cohen
                                                --------------------------------
                                                          Yakov Cohen
                                                    Chief Financial Officer